SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  April 12, 2004
---------------------------------
(Date of earliest event reported)


Commission File No.:  333-102644-04
                      -------------


                       GE Commercial Mortgage Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                                     02-0666931
--------------------------------------------------------------------------------
(State or Other Jurisdiction                              (I.R.S. Employer
     of Incorporation)                                    Identification No.)


292 Long Ridge Road, Stamford, Connecticut                     06927
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                     (Zip Code)


                                 (203) 357-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.

            Attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this Current Report are certain computational materials (the "Computational Materials") furnished to the Registrant by Banc of America Securities LLC (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-102644) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)         Exhibits

            Exhibit No.                              Description
            -----------                              -----------
            99.1                               Computational Materials

            99.2                               Computational Materials

            99.3                               Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          GE COMMERCIAL MORTGAGE CORPORATION



                                                By:  /s/ Daniel Vinson
                                                   -----------------------------
                                                   Name:  Daniel Vinson
                                                   Title: Authorized Signatory


Date: April 14, 2004

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                Description                          Electronic (E)
-----------                -----------                          --------------
      99.1                 Computational Materials                  E

      99.2                 Computational Materials                  E

      99.2                 Computational Materials                  E